UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

PIEDMONT MINING COMPANY, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-135376 (Commission File No.)	56-1378516 (IRS Employer Identification No.)

18124 Wedge Parkway, Suite 214

Reno, NV 89511

(Address and telephone number of principal executive offices) (Zip Code)

(212)734-9848

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.	SECTION 1 – BUSINESS AND OPERATIONS

Item 1.01	Entry into Material Definitive Agreements.

On June 16, 2008, Piedmont Mining Company, Inc. (the “Company”) and Carlin Gold US Inc., a Nevada corporation (“Carlin”) entered into an “Exploration Agreement with Option to Form Joint Venture (Willow Creek Property) (the “Exploration Agreement”).

Terms include Carlin granting to Piedmont the exclusive right to earn an undivided fifty-one (51%) interest in the certain property located in Elko County, Nevada (the “Willow Creek Property”), which requires Piedmont to make a total exploration expenditure of Three Million, Five Hundred Thousand Dollars ($3,500,000) during a five year period.

The foregoing description is qualified in its entirety by reference to the Exploration Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Also on June 16, 2008, the Company and Carlin entered into a Services Agreement (the “Services Agreement”) wherein the Company has retained the services of Carlin to manage the Company’s exploration program at the Willow Creek Property during the Company’s earn-in period as set forth in the Exploration Agreement.

Terms include the Company hiring certain Carlin employees billed at a rate of $62.50 per hour. Either party may terminate the Services Agreement in whole or part by 30 days prior written notice given to the other.

The foregoing description is qualified in its entirety by reference to the Services Agreement which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On June 19, 2008, the Company gave written notice to Toquima Minerals. US Inc. to terminate the “Exploration and Option to Enter Joint Venture Agreement (Dome-Hi Ho Project)” which had an effective date of April 26, 2005. That agreement was filed as Exhibit 10.2 to the registration statement on Form SB-2 filed with the U.S. Securities and Exchange Commission on April 27, 2006.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

10.1	Exploration Agreement with Option to Form Joint Venture (Willow Creek Property) between Piedmont Mining Company, Inc. and Carlin Gold US Inc., dated June 16, 2008
10.2	Services Agreement, between Piedmont Mining Company, Inc. and Carlin Gold US Inc., dated June 16, 2008
99.1	Press Release dated June 23, 2008 entitled “Piedmont Signs Agreement on Willow Creek Gold Property, Nevada”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT MINING COMPANY, INC.,
a North Carolina corporation

Date: June 23, 2008	/s/ Robert M. Shields, Jr.
Robert M. Shields, Jr., Chief Executive Officer, Chief Financial Officer, President, Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Exploration Agreement with Option to Form Joint Venture (Willow Creek Property) between Piedmont Mining Company, Inc. and Carlin Gold US Inc., dated June 16, 2008
10.2	Services Agreement, between Piedmont Mining Company, Inc. and Carlin Gold US Inc., dated June 16, 2008
99.1	Press Release dated June 23, 2008 entitled “Piedmont Signs Agreement on Willow Creek Gold Property, Nevada”